UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

iHeartMedia, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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iHEARTMEDIA, INC.

200 E. Basse Road, Suite 100

San Antonio, Texas 78209

May 13, 2016

We are pleased to announce that our Board of Directors appointed Frederic F. Brace and Charles H. Cremens as new directors on May 12, 2016 for a term expiring at the 2016 Annual Meeting of Shareholders to be held on May 27, 2016 (Annual Meeting). The Board of Directors has also nominated Messrs. Brace and Cremens for election to the Board for the 2016-17 Board term.

Because this change adds Messrs. Brace and Cremens to the slate of directors proposed to be elected at the Annual Meeting, we are providing you with additional information in the enclosed Supplement to Proxy Statement and an amended proxy card to allow shareholders to vote on the election of Messrs. Brace and Cremens to a one-year term on our Board. For technical purposes, the election of Messrs. Brace and Cremens as directors is being considered as a separate proposal (Proposal No. 3).

You should resubmit your vote on all three proposals in your proxy or voting instructions by one of the alternatives described in the Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Messrs. Brace and Cremens to our Board.

Please read the Proxy Statement that was previously made available to shareholders and the attached Supplement in their entirety, as together they contain all of the information that is important to your decisions in voting at the Annual Meeting.

By Order of the Board of Directors

Robert H. Walls, Jr.

Executive Vice President, General Counsel and Secretary

iHEARTMEDIA, INC.

200 E. Basse Road, Suite 100

San Antonio, Texas 78209

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 27, 2016

The 2016 Annual Meeting of Shareholders (Annual Meeting) of iHeartMedia, Inc. (we, us, our or the Company) will be held in the Texas A Ballroom at the Hilton San Antonio Airport, located at 611 NW Loop 410, San Antonio, Texas 78216, on Friday, May 27, 2016 at 10:00 a.m., local time, for the following purposes:

Proposal 1:	to elect the 12 nominees to our Board of Directors named in the Proxy Statement;

Proposal 2:	to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016;

Proposal 3:	to elect Frederic F. Brace and Charles H. Cremens to our Board of Directors;

and transact any other business which may properly come before the Annual Meeting or at any adjournments or postponements thereof.

The Proxy Statement first sent to shareholders on April 20, 2016 provides information about the matters you will be asked to consider and vote on at the Annual Meeting, except that information with respect to the Proposal 3 listed above is set forth in the accompanying Supplement to Proxy Statement.

Shareholders of record at the close of business on April 7, 2016 (the record date) are entitled to notice of, and to vote at, the Annual Meeting or at any adjournments or postponements thereof. We previously mailed the Proxy Statement to our shareholders on or about April 20, 2016.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, our Board of Directors asks that you vote as soon as possible. Your attention is directed to the previously provided Proxy Statement. In addition, although mere attendance at the Annual Meeting will not revoke your proxy, if you attend the Annual Meeting you may revoke your proxy and vote in person. To ensure that your shares are represented at the Annual Meeting, please complete, date, sign and mail the amended proxy card in the return envelope provided for that purpose.

Your vote is important and all shareholders are encouraged to attend the Annual Meeting and vote in person or by proxy.

May 13, 2016	By Order of the Board of Directors

Robert H. Walls, Jr.
Executive Vice President, General Counsel and Secretary

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2016

The Proxy, Supplement to Proxy and Annual Report Materials are available at:

www.envisionreports.com/ihrt

SUPPLEMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 27, 2016

May 13, 2016

This Supplement to Proxy Statement (Supplement) is furnished to holders of our Class A common stock, par value $0.001 per share, and Class B common stock, par value $0.001 per share, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on May 27, 2016, or at any adjournments or postponements thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Shareholders. This Supplement and the Amended Notice of Annual Meeting of Shareholders supplement and amend the Notice of Annual Meeting of Shareholders and the Proxy Statement, each dated April 13, 2016.

This Supplement is being furnished to provide information related to Proposal No. 3, which has been newly added to the agenda for the Annual Meeting. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously sent to our shareholders.

On April 13, 2016, iHeartMedia, Inc. (we, us, our or the Company) filed its proxy statement (the Proxy Statement) relating to its 2016 Annual Meeting of Shareholders (Annual Meeting) with the Securities and Exchange Commission and began mailing the Proxy Statement to its shareholders on April 20, 2016. Subsequent to that date, the Board of Directors of the Company (the Board) increased the size of the Board by two directors and appointed Frederic F. Brace and Charles H. Cremens as new directors to fill the vacancies. These additional materials have been prepared to provide the Company’s shareholders with information regarding our new directors that would have been included in the Proxy Statement had the directors been appointed prior to the filing of the Proxy Statement.

Appointment of New Directors

Effective on May 12, 2016, the Board, in accordance with the Company’s Third Amended and Restated Certificate of Incorporation, approved an increase in the size of the Board by two directors. The Board filled the resulting vacancies by the appointment of Messrs. Brace and Cremens as directors. Messrs. Brace and Cremens will serve as directors for a term expiring at the 2016 Annual Meeting of Shareholders to be held on May 27, 2016, for which meeting they have been nominated for election by the Board for the 2016-17 Board term. Based on information provided by Messrs. Brace and Cremens, the Board has determined that Messrs. Brace and Cremens are “independent” according to the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”), as adopted by the Board for determining the independence of its members. To be considered independent under NASDAQ rules, a director may not be employed by the Company or engage in certain types of business dealings with the Company. As required, the Board has made a determination as to Messrs. Brace and Cremens that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Messrs. Brace and Cremens will not serve on any committees of the Board at this time.

The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement dated April 13, 2016, in that the enclosed amended proxy card includes the additional Proposal No. 3. You should resubmit your vote on all three proposals by submitting the amended proxy card enclosed with this Supplement. If you have already voted and do not submit a new proxy card or new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Messrs. Brace and Cremens to our Board.

PROPOSAL NO. 3

ELECTION OF ADDITIONAL DIRECTORS

The Board appointed Frederic F. Brace and Charles H. Cremens as new directors on May 12, 2016 for a term expiring at the Annual Meeting. The Board has nominated Messrs. Brace and Cremens, in addition to the nominees described in Proposal No. 1 of the Proxy Statement, for election to the Board for the 2016-17 Board term. Based on information provided by Messrs. Brace and Cremens, the Board has determined that Messrs. Brace and Cremens are “independent” according to the listing standards of the NASDAQ, as adopted by the Board for determining the independence of its members. To be considered independent under NASDAQ rules, a director may not be employed by the Company or engage in certain types of business dealings with the Company. As required, the Board has made a determination as to Messrs. Brace and Cremens that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Messrs. Brace and Cremens will not serve on any committees of the Board at this time.

Business Experience of Mr. Brace

Mr. Brace, 58, has been a director of the Company since May 12, 2016. His experience includes: Midstates Petroleum Company, Inc. (exploration and production company) (in 2016, Midstates Petroleum Company, Inc. filed for protection under Chapter 11 of the Bankruptcy Code): Interim President and Chief Executive Officer (since 2015); Beaucastel LLC (consulting): Chairman and Chief Executive Officer (since 2012); Niko Resources, Ltd. (exploration and production company): President (2014) and Senior Advisor (2013); The Great Atlantic & Pacific Tea Company (retail grocery chain) (in 2010, The Great Atlantic & Pacific Tea Company filed for protection under Chapter 11 of the Bankruptcy Code; it emerged from bankruptcy in 2012): Executive Vice President, Chief Administrative Officer and Chief Restructuring Officer (2010–2012) and Chief Financial Officer (2011-2012); UAL Corporation (NYSE: UAL) (now United Continental Holdings, Inc.): Executive Vice President and Chief Financial Officer and various senior management positions (1988–2008). Mr. Brace is currently a director of: Midstates Petroleum Company, Inc., Anixter International (NYSE: AXE), EME LiquidationTrust and Sequa Corp.; and is a former director of: CoreVest Financial (2011-2016), Edison Mission Energy (2012-2014), The Great Atlantic & Pacific Tea Company and The Standard Register Company (2014-2015). Mr. Brace received his BS in Industrial Engineering from the University of Michigan and his MBA with a specialization in finance from the University of Chicago Graduate School of Business.

Mr. Brace’s executive management experience and independence bring valuable skills and insight to the Board. Further, Mr. Brace has extensive experience serving on public and private company boards throughout his career.

Business Experience of Mr. Cremens

Mr. Cremens, 62, has been a director of the Company since May 12, 2016. Mr. Cremens is currently a director of Aspect Software (consumer optimization software) (since 2015), Energy Future Intermediate Holding Company (power transmission and distribution) (since 2014), U.S. Steel Canada (steel producer) (since 2014) and Specialty Brands (restaurant operator) (since 2007). Mr. Cremens is also currently a director of Bluestem Brands (formerly known as Capmark Financial Group) and serves as the chairman of the Audit Committee and a member of the Finance Committee. He was formerly a director of Southcross Holdings (2016), Patriot Coal (2013-2015), Tactical Holdings (2012), Conexant Systems, Inc. (2012), Kerzner International (2010-2012), Intrawest Holdings (2009-2012) and General Growth Properties (2008-2009). He was President and Chief Executive Officer of Spirit Finance Corp. (2009-2011) during its restructuring. Mr. Cremens received his Bachelor’s degree from Williams College.

Mr. Cremens’ executive management experience and independence bring valuable skills and insight to the Board. Further, Mr. Cremens has extensive experience serving on public and private company boards throughout his career.

Stock Ownership of Messrs. Brace and Cremens

Messrs. Brace and Cremens did not beneficially own any shares of the Company’s common stock on April 7, 2016, the date of the information disclosed under “Security Ownership of Certain Beneficial Owners and Management” in the Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR MESSRS. BRACE AND CREMENS

Required Vote

Our Bylaws provide that for the election of these two nominees to our Board, the holders of Class A common stock and Class B common stock will vote together as a single class. The directors will be elected by a plurality of the votes properly cast.

If you withhold your vote on the election of these two nominees to our Board, it will have no effect on the outcome of the vote on Proposal 3. Abstentions and broker non-votes are counted as present for purposes of determining a quorum.

VOTING; REVOCABILITY OF PROXIES

With regard to the election of directors nominated in Proposal 1, you may vote “FOR” all twelve nominees for director, “WITHHOLD” all twelve nominees for director or “FOR ALL EXCEPT” to withhold authority to vote for any individual nominee(s). The Company’s Bylaws provide for the election of directors by a plurality of the votes cast by shareholders present in person or represented by proxy voting together as a single class at the Annual Meeting. This means that the twelve individuals nominated for election to the Board in Proposal 1 who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. With regard to the election of Messrs. Brace and Cremens as additional directors, you may vote “FOR” all of them as additional directors, “WITHHOLD” all of them as additional directors or “FOR ALL EXCEPT” to withhold authority to vote for any individual nominee in Proposal 3.

If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the amended proxy card, your previous proxy will remain in effect, but it will not include any vote on Messrs. Brace and Cremens as director nominees. In order to vote on Messrs. Brace and Cremens as director nominees you must submit a vote on Proposal No. 3 and mail the amended proxy card, or attend the Annual Meeting and vote in person. If you hold the Company’s common stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Annual Meeting.

If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the shareholder’s instructions indicated on the proxy. If no instructions are indicated on the amended proxy, the proxy will be voted “FOR” all twelve Board nominees for director; “FOR” the ratification of the appointment of our independent registered public accounting firm; and “FOR” both Messrs. Brace and Cremens as additional directors.

You may revoke your proxy and change your vote at any time before your vote is due, which deadline includes the final vote at the Annual Meeting if you have the right to vote in person. You may vote again on a later date by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person if you have the right to vote in person. Mere attendance at the Annual Meeting will not automatically revoke your proxy unless you vote in person at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

OTHER MATTERS COMING BEFORE THE MEETING

As of the date of this Supplement, the Board of Directors does not know of any matters to be presented to the meeting other than the matters set forth in the attached Amended Notice of Annual Meeting of Shareholders. If any other matter properly comes before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

        iHeartMedia, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

To vote by mail, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Annual Meeting Proxy Card

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals
1. Election of Directors (Please vote for a total of only 12 Nominees) The Board recommends that you vote “FOR” all 12 Nominees listed below:

01 - David C. Abrams 04 - James C. Carlisle 07 - Matthew J. Freeman 10 - Ian K. Loring	02 - Irving L. Azoff 05 - John P. Connaughton 08 - Blair E. Hendrix 11 - Robert W. Pittman	03 - Richard J. Bressler 06 - Laura A. Grattan 09 - Jonathon S. Jacobson 12 - Scott M. Sperling	+

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

	For	Against	Abstain
2. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐
The Board recommends that you vote “FOR” ratification.

3. Election of Additional Directors (Please vote for a total of only 2 Nominees) The Board recommends that you vote “FOR” all 2 Nominees listed below: 01 - Frederic F. Brace 02 - Charles H. Cremens

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee, write the name of such nominee below.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. If any other matters properly come before the meeting, the proxies will vote as recommended by our Board or, if there is no recommendation, in their discretion.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

¢	1 U P X	+
02DGCD

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be held on May 27, 2016.

The Proxy Statement and Annual Report Materials are available at:

www.envisionreports.com/ihrt

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — iHeartMedia, Inc.	+

2016 Meeting of Stockholders – May 27, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert W. Pittman, Richard J. Bressler and Robert H. Walls, Jr., and each of them, proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned to appear and act for and to vote all shares of iHeartMedia, Inc. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Annual Meeting of Stockholders of said company to be held in San Antonio, Texas on May 27, 2016 at 10:00 a.m. local time, or at any adjournments or postponements thereof, with all powers the undersigned would possess if then personally present, as indicated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL 12 NOMINEES NAMED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” THE ELECTION OF BOTH NOMINEES NAMED IN PROPOSAL 3.

(Continued to be marked on the other side)

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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